UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09152

The STAAR Investment Trust

 (Exact name of registrant as specified in charter)

604 McKnight Park Dr., Pittsburgh, PA 15237

 (Address of principal executive offices) (Zip code)

Andre Weisbrod

The STAAR Investment Trust

604 McKnight Park Drive

Pittsburgh, PA 15237

(Name and address of agent for service)

Registrant's telephone number, including area code: (412) 367-9076

Date of fiscal year end: December 31

Date of reporting period: June 30 ,2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

SEMI-ANNUAL REPORT

Staar Alternative Categories Fund       (SITAX)

Staar General Bond Fund                     (SITGX)

Staar International Fund                       (SITIX)

Staar Larger Company Stock Fund      (SITLX)

Staar Short-Term Bond Fund               (SITBX)

Staar Smaller Company Stock Fund   (SITSX)

JUNE 30, 2015

(UNAUDITED)

STAAR INVESTMENT TRUST

LETTER TO SHAREHOLDERS

 JUNE 30, 2015 (UNAUDITED)

Dear Shareholders,

After making some headway, the stock markets fell again in June.  Bonds also retreated somewhat due to rising interest rate concerns.

As of June 30, Global stocks were up 2.6% year-to-date.  Developed foreign stocks were up about 5%, and emerging markets down almost 5%.   In the U.S. the S&P 500 was up only 1.2% and Aggregate US bonds lost about .1%  (Foreign bonds were down over 3%).  All in all a diversified balanced portfolio could have been expected to be flat to up a percent or so.

Consider the following chart of the S&P 500 as of August 12, 2015.  Since the beginning of the year the market has tried repeatedly to continue what has been a robust bull market.  In February it peaked and then fell below the beginning of year value.  It tried three times to decisively set a new high and finally did so in May, but it could not carry through and fell back.  Since then it has tried twice and failed to advance.  Since February it has been caught in a tight three percentage point trading range.  It goes up 2-3% and then falls 2-3%.  The red line is the bottom of the range and the green line the top.  The thin black line is the value at the beginning of the year.

For awhile, small companies outperformed large companies.  But now they are about even for the year.  International markets have been mixed.  Overall the developed countries have done better than the U.S.  But emerging markets have performed markedly worse.

Looking to the last half of 2015, we think the U.S. stock markets are due for a correction.  It’s been struggling to break out on the upside and we think the probability of correction has been increasing.  It’s been a few years since there has been much of a retreat and valuations lean toward the high side.  International stocks are likely to be somewhat synchronistic.  The difficulties in China are having effect globally as are the ongoing problems in some European nations.  Bonds will at best tread water as increasing interest rates are almost certain.

STAAR INVESTMENT TRUST

LETTER TO SHAREHOLDERS (CONTINUED)

 JUNE 30, 2015 (UNAUDITED)

If there is a correction, we have ample room in our portfolios to do some buying.   In accord with our long term approach we tend to err on the conservative side with our cash positions, especially when we think risk has increased due to economic forces or high valuation.  The stock funds all have higher than normal cash.  The bond funds have relatively short maturities and are well positioned for rising rates.

Our approach to investing is generally longer-term oriented.  Unfortunately the media and many large traders are focused on short term strategies.  We look for sectors, funds and individual stocks and bonds that we think offer a decent upside over at least three years and that the overall portfolios are organized to adequately weather risks.

Thank you again for your confidence, and if you have any questions or concerns, please don’t hesitate to call.

Sincerely,

J. Andre Weisbrod

Chairman, Board of Trustees and CEO of STAAR Financial advisors, Inc.

STAAR INVESTMENT TRUST

MANAGEMENT DISCUSSION OF PERFORMANCE

 JUNE 30, 2015 (UNAUDITED)

AltCat Fund Management Discussion of Performance

At the end of June, the AltCat Fund had performed slightly behind its benchmark world stock index and ahead of the S&P 500.  Emerging markets, energy and real estate underperformed while we saw strength in health care, biotech, some technology and financial sectors.

Overall we continue to think U.S. stocks are somewhat over-valued.  Coupled with the inability of the U.S. markets to sustain rallies, a correction of 10% or more would not be surprising.  Overseas, especially in emerging markets, we continue to see better valuations and upside potential, but there are some greater risks, including fallout from China’s significant problems.  The rise of the dollar coupled with ongoing problems in Europe, the Middle East and some other Asian countries has made foreign investing more challenging.  But overall we see economies continuing to grow and barring a major event, a protracted energy sector depression or unknown factor, we think the probabilities favor continued growth and modest gains in stock markets in 2015.  Our goal continues to be to organize the portfolio in such a manner as to return the Fund to the superior performance it achieved during the 2000-2011 period.  Because of our perceived increase in market risks, we have recently increased our cash position.

Our top 10 performing positions owned at the beginning of the year were Apricus Biosciences Inc (+71.00%), Zix Corp (+43.61%), iShares Nasdaq Biotechnology ETF (+21.57%), Mylan (+20.38%), US Silica Holdings Inc (+15.26%), Adecoagra SA (+15.11%), Northern Trust Corp (+14.47%), Vanguard Health Care Investors Fund (+13.81%), Bristol Myers Squibb Company (+13.35%), and Zoetis (+12.45%).

Positive additions to the portfolio during the period included First Trust Dorsey Wright Focus 5 ETF and Deutsche X-trackers MSCI EAFE Hedged Equity ETF.

Underperformers included Textainer Group Holdings Ltd (-21.47%), Sprouts Farmers Markets Inc (-20.60%), Inventure Foods Inc (-20.33%), Fiesta Restaurant Group Inc (-17.76%), United Natural Foods Inc (-17.65%), Pengrowth Energy Corp (-16.27%), First Trust ISE-Revere Natural Gas ETF (-14.76%), United Rentals Inc (-14.11%), Southern Co. (-12.51%), and PPL Corp (-10.37%).

General Bond Fund Management Discussion of Performance

The Fund trailed its benchmark, but was slightly ahead of the intermediate bond funds average for the first six months of 2015.  Federal Reserve policies have continued to keep interest rates at historical lows.  Our prognosis has been for interest rates to begin rising and therefore we have kept our average maturities shorter, which should help the Fund going forward.  When interest rates rise the value of bonds falls.  While we will not be able to prevent losses on a short term basis, the fund is well positioned to upward rate trends and hopefully any negative performance will be held to a minimum.

International Fund Management Discussion of Performance

International stocks in developed economies were relatively strong in the first half of 2015 compared to US large company stocks.  However emerging markets experienced

STAAR INVESTMENT TRUST

MANAGEMENT DISCUSSION OF PERFORMANCE (CONTINUED)

 JUNE 30, 2015 (UNAUDITED)

negative returns. The continuing strength of the dollar vs. other currencies has also held back foreign investments.  The INTF suffered from its exposure to emerging markets.  However, we have always had such exposure and will continue to because we think over the long haul emerging markets have better upside potential, which validates the increased risk.  This served us very well for almost 15 years until recently and we think continued exposure, albeit a bit less, to emerging markets is an important part of international investing.

We continue to think many of the International markets are undervalued and should recover relative to the U.S. markets.  China’s problems coupled with continuing concerns in Europe are putting a damper on gains, and contagion is a real concern.  If the dollar retreats, International investments will benefit going forward.  We cannot predict when the trend will reverse, but it would seem inevitable.  The entire universe seeks equilibrium, and if all else is equal, currencies, stock markets and the economies in which they exist are subject similarly to correction of extremes.  Because of our perceived increase in market risks, we have recently increased our cash position.

An International allocation is appropriate for most investor portfolios.  Not only will there be times when foreign economies and companies do better than the U.S., but International positions help hedge portfolio values against currency valuation risks.  Our goal is to organize the portfolio in such a manner as to return the Fund to the excellent performance it achieved during the 2000-2011 period.

Our best performing positions were Adecoagro SA (+15.11%), Accenture PLC Cl A (+9.51%), WisdomTree International Small Cap ETF (+9.04%), Putnam International Capital Opportunities Fund (+8.68%), Calamos International Growth Fund (+8.02%), Harbor International Institutional Fund (+7.44%), and First Trust Chindia ETF (+7.11%).  During the year we added Deutsche X-trackers MSCI EAFE Hedged Equity ETF, which has performed well relative to the international markets.

Our most disappointing positions included Elephant Talk Communications Corp (-53.11%), Textainer Group Holdings Ltd (-21.47%), Inventure Foods Inc (-20.33%), Pengrowth Energy Corp (-16.27%), Tata Motors Ltd ADR (-17.86%), Potash Corp of Saskatchewan Inc (-10.25%), iShares MSCI Australia ETF (-3.48%) and iShares MSCI Singapore ETF (-2.15%).

Larger Company Stock Fund Management Discussion of Performance

Large company U.S. stocks as represented by the S&P 500 lost some of their 2014 luster, falling behind small company and international markets.  Last year, the superior S&P 500 performance was due mostly to the performance of 20 or 30 stocks in the index and we so far are right in believing that would not continue.  However, many of our core funds and stocks have not picked up the slack and the Fund has trailed the large company indices year-to-date.   We have been evaluating our positions and are making incremental changes that we hope will close the gap and make progress to achieving above average performance.   Because of our perceived increase in market risks, we have recently increased our cash position.

STAAR INVESTMENT TRUST

MANAGEMENT DISCUSSION OF PERFORMANCE (CONTINUED)

 JUNE 30, 2015 (UNAUDITED)

Our top 10 performing positions owned at the beginning of the year were iShares Nasdaq Biotechnology ETF (+21.57%), Mylan (+20.38%), Equinix (+13.52%), Zoetis (+12.45%), iShares U.S. Healthcare ETF (+10.56%), Boeing Co. (+8.12%), Microchip Technology Inc. (+6.72%), Consumer Discretionary Select SPDR ETF (+6.70%), iShares U.S. Medical Devices ETF (+4.92%) and Market Vectors Agribusiness ETF (+4.92%).

Positive additions to the portfolio during the period included Capital One Financial Corp and Vanguard Consumer Discretionary ETF.

Underperformers included National Oilwell Varco (-24.92%), Kansas City Southern Inc (-24.72%), Sprouts Farmers Markets Inc (-20.60%), Antero Resources (-36.03%), Powershares DB Commodity Tracking ETF (-28.18%), United Natural Foods Inc (-17.65%), HCP Inc (-14.60%), United Rentals Inc (-14.11%) and Procter & Gamble Co (-12.67%).

Short Term Bond Fund Management Discussion of Performance

The Fund performed in line with its objectives trailing its benchmark index and the short term bond funds average slightly on a total return basis.  Our approach to this Fund's management is to provide an alternative to a money market fund, since most of our shareholders use this fund as a short-term conservative option and a place to hold funds until ready to invest them in one of the stock funds.  Overall that purpose has been successfully fulfilled, except that we have been unable to make any interest distributions so far this year, which is the situation with many money market funds..  Going forward we see short-term interest rates remaining in a historically low range, but with a bias to rising rates by the end of 2015. In the interest of helping this Fund fulfill its purpose better, the Adviser has waived its management since mid 2014, and will continue to do so for the balance of 2015.

Smaller Company Stock Fund Management Discussion of Performance

After trailing large company stocks significantly in 2014 small cap stocks outperformed large companies during the first half of 2015.  However, recently they have come back to the pack and year-to-date returns are similar to large stocks.  The SCSF trailed its benchmark index and to a lesser extent trailed the small company stock funds average for the first half of the year.   We are currently re-evaluating the positions in this portfolio to improve performance in line with the Fund's objectives.  Because of our perceived increase in market risks, we have recently increased our cash position.

Our best performing positions were Apricus Biosciences Inc (+71%), Zix Corp (+43.61%), Steven Madden (+34.40%), Watsco, Inc. (+16.95%), US Silica Holdings Inc (+15.26), Wasatch Small Cap Value Fund (+9.92%) and Quality Systems Inc (+8.53%).

Underperformers included Elephant Talk Communications Corp (-53.11%), Inventure Foods Inc (-20.33%), Fiesta Restaurant Group Inc (-17.76%), Pengrowth Energy Corp (-16.27%), Eastgroup Properties Inc (-9.40%), One Liberty Properties Inc (-6.8%), and Prudhoe Bay Royalty Trust (-3.32%).

STAAR INVESTMENT TRUST

STAAR ALTERNATIVE CATEGORIES FUND

GRAPHICAL ILLUSTRATION

JUNE 30, 2015 (UNAUDITED)

STAAR INVESTMENT TRUST

STAAR GENERAL BOND FUND

GRAPHICAL ILLUSTRATION

JUNE 30, 2015 (UNAUDITED)

STAAR INVESTMENT TRUST

STAAR INTERNATIONAL FUND

GRAPHICAL ILLUSTRATION

JUNE 30, 2015 (UNAUDITED)

STAAR INVESTMENT TRUST

STAAR LARGER COMPANY STOCK FUND

GRAPHICAL ILLUSTRATION

JUNE 30, 2015 (UNAUDITED)

STAAR INVESTMENT TRUST

STAAR SHORT-TERM BOND FUND

GRAPHICAL ILLUSTRATION

JUNE 30, 2015 (UNAUDITED)

STAAR INVESTMENT TRUST

STAAR SMALLER COMPANY STOCK FUND

GRAPHICAL ILLUSTRATION

JUNE 30, 2015 (UNAUDITED)

STAAR INVESTMENT TRUST

PERFORMANCE ILLUSTRATION

JUNE 30, 2015 (UNAUDITED)

Perspective & Performance Indexes used for comparisons are selected as being closest to each Fund’s objectives.

AltCat (Alternative Categories) Fund (SITAX)-- A flexibly managed, multi-asset global fund of funds investing primarily in assets that offer opportunities for growth of capital.

For periods ending 6/30/15	Last Quarter	Year-to-Date	One Year	Three Year Avg. Annual Return	Five Year Avg. Annual Return	Ten Year Avg. Annual Return	Since Public Inception (5/28/97)	Since Private Inception (4/4/96)
STAAR AltCat Fund (ACF)	-1.02%	+1.89%	-1.78%	+9.34%	+8.70%	+4.67%	+4.69%	+4.89%
MSCI ACWI NR USD Index	+0.35%	+2.66%	+0.71%	+13.01%	+11.93%	+6.41%	N/A	N/A
S&P 500 Index	+0.28%	+1.23%	+7.42%	+17.31%	+17.34%	+7.89%	+7.00%	+8.13%
Morningstar World Stock Funds Index	+0.51%	+3.44%	+0.60%	+13.46%	+12.29%	+6.65%	+5.79	+6.35%

Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The above past performance is not predictive of future results. The investment return and principal value of the Funds will fluctuate so that your shares, then redeemed, may be worth more or less than their original cost.

STAAR General Bond Fund (SITGX)-- A high-grade general bond portfolio of US Gov't,Gov't Agency and Investment Grade Corp. Bonds with a flexible average maturity.

For periods ending 6/30/15	Last Quarter	Year-to-Date	One Year	Three Year Avg. Annual Return	Five Year Avg. Annual Return	Ten Year Avg. Annual Return	Since Public Inception (5/28/97)	Since Private Inception (4/4/96)
STAAR General Bond Fund (GBF)	-0.45%	-0.15%	-0.87%	+0.40%	+0.99%	+1.89%	+3.33%	+3.26%
Barcap Intermed Gov/Cred Index	-0.62%	+0.82%	+1.68%	+1.60%	+2.79%	+4.02%	+5.12%	+5.14%
Morningstar Intermed-Term Bd Fd Avg	-2.04%	-0.26%	+0.93%	+2.23%	+3.68%	+4.22%	+4.75%	+4.95%

Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The above past performance is not predictive of future results. The investment return and principal value of the Funds will fluctuate so that your shares, then redeemed, may be worth more or less than their original cost.

1 Performance figures are total returns, including dividends and capital gains reinvested, except as noted with **. Indexes were quoted as published in various publications or sources, including the Wall St. Journal and Morningstar.   Past performance is no guarantee of future results. Investment returns and principal values fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  You should read the prospectus carefully and consider investment objectives, risks and expenses carefully before investing. The General Bond Fund was formerly named the Intermediate Bond Fund.  The Short Term Bond Fund was previously named the Long Term Bond Fund.  The investment objectives were changed by a vote of shareholders in August of 2004.  Performance shown that includes periods prior to August 2004 include performance achieved under the different investment objectives.  The Trust was formed as a PA private business trust and investment operations commenced 4/4/96.  Public inception was effective on 5/28/97 with no changes in investment operations, except for the General Bond Fund and the Short Term Bond Fund.

STAAR INVESTMENT TRUST

PERFORMANCE ILLUSTRATION (CONTINUED)

JUNE 30, 2015 (UNAUDITED)

International Fund (SITIX) -- A fund of funds in which the underlying investments are primarily common stocks of companies in countries outside the U.S., including emerging markets. Individual stocks may be owned.

For periods ending 6/30/15	Last Quarter	Year-to-Date	One Year	Three Year Avg. Annual Return	Five Year Avg. Annual Return	Ten Year Avg. Annual Return	Since Public Inception (5/28/97)	Since Private Inception (4/4/96)
STAAR International Fund (INTF)	-0.19%	+2.87%	-8.62%	+3.98%	+3.39%	+3.15%	+2.97%	+3.79%
EAFE Index	+0.62%	+5.52%	-4.22%	+11.97%	+9.54%	+5.12%	+4.98%	+4.79%
Morningstar Foreign Large Blend Fds Avg	+1.27%	+6.51%	-3.43%	+11.05%	+8.91%	+5.18%	+4.97%	+4.71%

Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The above past performance is not predictive of future results. The investment return and principal value of the Funds will fluctuate so that your shares, then redeemed, may be worth more or less than their original cost.

Larger Company Stock Fund (SITLX) -- A fund of funds in which the underlying investments are primarily common stocks of large and larger mid-cap companies Individual stocks may be owned. Objective: Growth w/ some Income.

For periods ending 6/30/15	Last Quarter	Year-to-Date	One Year	Three Year Avg. Annual Return	Five Year Avg. Annual Return	Ten Year Avg. Annual Return	Since Public Inception (5/28/97)	Since Private Inception (4/4/96)
STAAR Larger Company Stock Fund (LCSF)	-1.91%	-2.10%	-0.15%	+10.76%	+10.77%	+3.84%	+4.01%	+4.81%
S&P 500 Index	+0.28%	+1.23%	+7.42%	+17.31%	+17.34%	+7.89%	+7.00%	+8.13%
Morningstar Large Blend Fds Avg	+0.90%	+1.75%	+5.46%	+16.77%	+16.06%	+7.27%	+7.19%	+7.37%

Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The above past performance is not predictive of future results. The investment return and principal value of the Funds will fluctuate so that your shares, then redeemed, may be worth more or less than their original cost.

1 Performance figures are total returns, including dividends and capital gains reinvested, except as noted with **. Indexes were quoted as published in various publications or sources, including the Wall St. Journal and Morningstar.   Past performance is no guarantee of future results. Investment returns and principal values fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  You should read the prospectus carefully and consider investment objectives, risks and expenses carefully before investing. The General Bond Fund was formerly named the Intermediate Bond Fund.  The Short Term Bond Fund was previously named the Long Term Bond Fund.  The investment objectives were changed by a vote of shareholders in August of 2004.  Performance shown that includes periods prior to August 2004 include performance achieved under the different investment objectives.  The Trust was formed as a PA private business trust and investment operations commenced 4/4/96.  Public inception was effective on 5/28/97 with no changes in investment operations, except for the General Bond Fund and the Short Term Bond Fund.

STAAR INVESTMENT TRUST

PERFORMANCE ILLUSTRATION (CONTINUED)

JUNE 30, 2015 (UNAUDITED)

STAAR Short Term Bond Fund (SITBX) -- A high-grade bond portfolio of US Gov't, Gov't Agency and Investment Grade Corporate Bonds with an average maturity between 1 and 3 years.

For periods ending 6/30/15	Last Quarter	Year-to-Date	One Year	Three Year Avg. Annual Return	Five Year Avg. Annual Return	Ten Year Avg. Annual Return	Since Public Inception (5/28/97)	Since Private Inception (4/4/96)
STAAR Short Term Bond Fund (STBF)	+0.11%	+0.45%	-0.33%	+0.49%	+0.43%	+1.26%	+3.16%	+3.20%
Barcap 1-3 Year US Govt Index	+0.13%	+0.72%	+0.93%	+0.94%	+1.17%	+2.83%	+3.92%	+4.03%
Morningstar Short-Term Bd Fd Avg	-0.18%	+0.68%	+0.43%	+1.25%	+1.87%	+2.92%	+3.41%	+3.57%

Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The above past performance is not predictive of future results. The investment return and principal value of the Funds will fluctuate so that your shares, then redeemed, may be worth more or less than their original cost.

Smaller Company Stock Fund (SITSX) -- A fund of funds in which the underlying investments are primarily common stocks of small, micro-cap and smaller mid-cap companies. Individual stocks may be owned.

For periods ending 6/30/15	Last Quarter	Year-to-Date	One Year	Three Year Avg. Annual Return	Five Year Avg. Annual Return	Ten Year Avg. Annual Return	Since Public Inception (5/28/97)	Since Private Inception (4/4/96)
STAAR Smaller Company Stock Fund (SCSF)	-0.42%	+2.50%	-0.33%	+12.37%	+11.38%	+4.88%	+6.75%	+6.77%
Russell 2000 Index	+0.42%	+4.75%	+6.49%	+17.81%	+17.08%	+8.40%	+8.29%	+8.54%
Morningstar Small Blend Fds Avg	+0.27%	+3.83%	+2.69%	+16.85%	+16.18%	+7.93%	+9.68%	+9.45%

Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The above past performance is not predictive of future results. The investment return and principal value of the Funds will fluctuate so that your shares, then redeemed, may be worth more or less than their original cost.

1 Performance figures are total returns, including dividends and capital gains reinvested, except as noted with **. Indexes were quoted as published in various publications or sources, including the Wall St. Journal and Morningstar.   Past performance is no guarantee of future results. Investment returns and principal values fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  You should read the prospectus carefully and consider investment objectives, risks and expenses carefully before investing. The General Bond Fund was formerly named the Intermediate Bond Fund.  The Short Term Bond Fund was previously named the Long Term Bond Fund.  The investment objectives were changed by a vote of shareholders in August of 2004.  Performance shown that includes periods prior to August 2004 include performance achieved under the different investment objectives.  The Trust was formed as a PA private business trust and investment operations commenced 4/4/96.  Public inception was effective on 5/28/97 with no changes in investment operations, except for the General Bond Fund and the Short Term Bond Fund.

For a current prospectus, call 1-888-717-8227 or visit www.staarfunds.com

STAAR INVESTMENT TRUST

STAAR ALTERNATIVE CATEGORIES FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2015 (UNAUDITED)

Shares		Value

COMMON STOCKS - 22.53%

Agriculture Production-Crops - 0.27%
1,000	Adecoagro S.A. *	$ 9,220

Air Courier Servcies - 0.50%
100	Fedex Corp.	17,040

Aircraft - 0.80%
200	Boeing Co.	27,744

Beverages - 1.01%
300	Diageo Plc. ADR	34,812

Converted Paper & Paperboard Products - 0.46%
150	Kimberly Clark Corp.	15,896

Crude Petroleum & Natural Gas - 1.52%
200	Anadarko Petroleum Corp.	15,612
10,000	Pengrowth Energy Corp.	24,900
200	Devon Energy Corp	11,898
		52,410
Electric Services - 1.40%
1,000	PPL Corp.	29,470
400	Southern Co.	16,760
124	Talen Energy Corp. *	2,128
		48,358
Electrical Work -0.34%
400	Quanta Services, Inc. *	11,528

Heavy Construction Other Than Blgs Const - Contractors - 0.35%
300	Jacobs Engineering Group, Inc. *	12,186

Men's & Boy's Furnishings, Work Clothing & Allied Garments - 1.41%
700	V.F. Corp.	48,818

Mining & Quarrying of Nonmetal - 0.43%
500	U.S. Silica Holdings, Inc.	14,680

* Non-income producing securities during the period.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR ALTERNATIVE CATEGORIES FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2015 (UNAUDITED)

Shares		Value

Miscellaneous Food Preparation - 0.88%
3,000	Inventure Foods, Inc. *	$ 30,450

Perfumes, Cosmetics & Other Toilet Preparations - 0.83%
1,500	United Guardian, Inc.	28,650

Petroleum Refining - 0.67%
1,300	Statoil ASA ADR	23,270

Pharmaceutical Preparations - 2.60%
2,000	Apricus Biosciences, Inc. *	3,420
500	Bristol Myers Squibb Co.	33,270
500	Mylan, Inc. *	33,930
400	Zoetis, Inc.	19,288
		89,908
Retail-Eating Places - 0.87%
600	Fiesta Retaurant Group, Inc. *	30,000

Retail-Variety Stores - 1.17%
300	Costco Wholesale Corp.	40,518

Retail-Grocery Sores - 0.78%
1,000	Sprouts Farmers Market, Inc. *	26,980

Services-Business Services, NEC - 1.12%
400	Accenture Plc. Class A	38,712

Services-Computer Processing & Data Preparation - 0.60%
4,000	Zix Corp. *	20,680

Services-Equipment Rental & Leasing, NEC - 2.02%
1,000	Textainer Group Holding Ltd.	26,010
500	United Rentals, Inc. *	43,810
		69,820
State Commercial Banks - 0.89%
400	Northern Trust Corp.	30,584

Telephone Communications - 0.87%
1,000	Fusion Telecommunications Intl., Inc. *	2,130
600	Verizon Communications, Inc.	27,966
		30,096

* Non-income producing securities during the period.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR ALTERNATIVE CATEGORIES FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2015 (UNAUDITED)

Shares		Value

Wholesale-Groceries & General Line - 0.74%
400	United Natural Foods, Inc. *	$ 25,472

TOTAL FOR COMMON STOCKS (Cost $676,400) - 22.53%		777,832

EXCHANGE TRADED FUNDS - 29.10%
1,100	Builders Emerging Markets 50 ADR Index Fund	38,708
600	Consumer Discretionary SPDR ETF	45,888
1,000	Global X Social Media Index ETF *	20,040
800	DB X-trackers MSCI EAFE Hedged Equity ETF	22,896
500	First Trust Dorsey Wright Focus ETF	12,225
900	First Trust-ISE Revere Natural Gas ETF	8,505
200	iShares DJ US Health Care Sector Index Fund	31,744
400	iShares DJ US Medical Devices Index Fund	47,892
1,200	iShares MSCI Australia Index Fund	25,236
1,400	iShares MSCI Singapore Index Fund	17,598
175	iShares NASDAQ Biotechnology Index Fund	64,570
300	iShares Russell 2000 Index Fund	37,458
400	iShares Russell Microcap Index Fund	32,612
1,000	iShares Russell Midcap Growth Index Fund	96,850
200	iShares S&P 600 SmallCap Growth Index Fund	26,200
1,000	iShares S&P Global Energy Sector Index Fund	34,980
400	iShares S&P Global Healthcare Sector Index Fund	43,488
800	iShares S&P Global Infrastructure Fund	32,496
600	iShares S&P Global Technology Sector Fund	57,402
500	iShares U.S. Technology	52,335
1,000	IQ Agribusiness Small Cap ETF *	28,240
700	Market Vectors-Agribusiness *	38,584
1,500	Powershares Global Water Portfolio	35,670
2,000	PowerShares WilderHill Clean Energy	10,840
400	SPDR S&P Emerging Asia Pacific Fund	35,284
600	Vanguard REIT Index	44,814
400	WisdomTree International Small Cap Dividend Fund	24,136
400	WisdomTree Midcap Earnings Fund	38,004
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $738,186) - 29.10%		1,004,695

* Non-income producing securities during the period.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR ALTERNATIVE CATEGORIES FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2015 (UNAUDITED)

Shares		Value

OPEN END MUTUAL FUNDS - 37.80%
1,937	American Smallcap World Fund Class F-1 *	$ 97,134
8,203	Franklin Global Mutual Discovery Fund Class A *	276,263
4,140	Franklin Natural Resources Fund Class A *	116,820
11,883	Live Oak Health Sciences Fund *	261,064
7,889	Matthews Asian Growth & Income Fund	145,312
447	Permanent Portfolio Fund *	17,485
1,946	Vanguard Energy Fund *	101,697
1,233	Vanguard Health Care Fund	288,983
TOTAL FOR OPEN END MUTUAL FUNDS (Cost $814,437) - 37.80%		1,304,758

REAL ESTATE INVESTMENT TRUSTS - 3.96%
350	American Tower Corp.	32,652
200	Boston Properties, Inc.	24,208
500	Eastgroup Properties Inc.	28,115
2,000	Medical Properties Trust, Inc.	26,220
1,200	One Liberties Properties, Inc.	25,536
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $126,364) - 3.96%		136,731

SHORT TERM INVESTMENTS - 6.13%
211,545	Federated Prime Obligations Fund-Institutional Class 0.06% ** (cost $211,545)	211,545

TOTAL INVESTMENTS (Cost $2,566,932) - 99.52%		3,435,561

OTHER ASSETS LESS LIABILITIES - 0.48%		16,708

NET ASSETS - 100.00%		$ 3,452,269

* Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at June 30, 2015.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR GENERAL BOND FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2015 (UNAUDITED)

Shares/Principal		Value

CORPORATE/GOVERNMENT BONDS - 71.05%

Automobile Manufacturing - 1.31%
25,000	BMW Bk N.Am Salt LK CD 1.25%, 3/12/18	$ 25,013

Banking - Global - 1.05%
20,000	CorpBanca 3.125%, 1/15/18	20,058

Chemicals Domestic - 2.61%
25,000	Dow Chemical Co. 1.85%, 11/15/17	24,971
25,000	Dow Chemical Co. Sr 1.90%, 3/15/18	24,794
		49,765
Commerce-Banks Central US - 11.25%
64,000	Bank of Oklahoma 5.75%, 5/15/17	63,181
50,000	GE Capital Retail Bank CD 1.75%, 4/5/17	50,225
50,000	GE Capital Retail Bank CD 1.50%, 3/28/18	50,137
50,000	GE Capital Retail Bank CD 2.00%, 4/13/18	50,792
		214,335
Commerce-Banks Eastern US - 16.92%
25,000	Cit Bank CD 1.65%, 12/5/19	24,578
50,000	Discover Bank CD 1.45%, 3/1/17	50,962
40,000	Discover Bank CD 1.75%, 4/4/17	40,601
35,000	Goldman Sachs Bank CD 1.6%, 3/11/19	35,039
50,000	Goldman Sachs Bank CD 1.65%, 10/5/15	50,173
50,000	Goldman Sachs Bank CD 1.70%, 2/8/17	50,705
50,000	Goldman Sachs Bank CD 1.75%, 12/21/15	50,323
20,000	Goldman Sachs Bank CD 2.00%, 6/4/19	20,059
		322,440
Commercial Service-Finance - 2.60%
50,000	GATX Corp. 2.50%, 7/30/19	49,518

Diversified Banking Institution - 10.53%
25,000	Goldman Sachs Group, Inc. 2.00%, 5/13/20	24,884
25,000	JP Morgan Chase & Co. 2.60%, 1/15/16	25,198
50,000	Morgan Stanley 3.45%, 11/2/15	50,453
50,000	Royal Bank of Canada 2.00%, 1/29/21	51,220
50,000	Royal Bank of Canada 2.25%, 3/19/21	48,939
		200,694
Electric Services - 1.06%
20,000	ABB Finance USA, Inc.1.625%, 5/8/17	20,125

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR GENERAL BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2015 (UNAUDITED)

Shares/Principal		Value

Food & Beverage - 1.31%
25,000	Beam, Inc. 1.75%, 6/15/18	$ 24,866

Gold & Silver Ores - 1.32%
25,000	Goldcorp, Inc., New 2.125%, 3/15/18	25,058

Integrated Oils - 2.90%
25,000	Petrobras Global Fin 2.00%, 5/20/16	24,704
30,000	Petrobras International Fin 5.875%, 3/1/18	30,600
		55,304
Oil & Gas Field Machinery & Equipment - 1.85%
35,000	Transocean, Inc. 6.00%, 3/15/2018	35,350

Media Diversified - 3.89%
75,000	Viacom, Inc. 2.20%, 4/1/19	74,222

Medical-HMO - 1.31%
25,000	Catholic Health 1.60%, 11/1/17	24,963

Services-High School - 2.65%
50,000	Jefferson High School 2.00%, 8/01/18	50,566

Steel- Producers - 2.66%
50,000	Arcelormittal MTNA 3.75%, 3/1/16	50,750

Telephone-Integrated - 1.64%
30,000	Centurylink, Inc. 6.00%, 4/1/17	31,275

Travel & Lodging - 1.58%
30,000	Carnival Corp. Sr NT 1.20%, 2/5/16	30,038

Water, Sewer, Pipeline - 1.30%
25,000	Kinder Morgan Energy Partners LP., 2.65%, 2/1/19	24,792

Wholesale - Hardware - 1.31%
25,000	Intel Corp. 1.35%, 12/15/17	24,991

TOTAL FOR CORPORATE/GOVERNMENT BONDS (Cost $1,346,460) - 71.05%		1,354,123

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR GENERAL BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2015 (UNAUDITED)

Shares/Principal		Value

EXCHANGE TRADED FUNDS - 13.07%
820	iShares Lehman TIPS Bond *	$ 91,881
1,000	Spdr Barclays Short Term Teasury	30,290
1,500	Vanguard Mortgage-Backed Securities	79,245
600	Vanguard Short-Term Corp. Bond Index Fund	47,748
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $240,432) - 13.07%		249,164

REAL ESTATE INVESTMENT TRUSTS - 5.33%
100,000	Health Care REIT, Inc. 3.625% 3/15/16	101,494
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $99,599) - 5.33%		101,494

REVENUE BOND - 1.37%
50,000	Government Development Bank for Puerto Rico 3.875%, 2/1/17	26,121
TOTAL FOR REVENUE BOND (Cost $50,040) - 1.37%		26,121

SHORT TERM INVESTMENTS - 8.61%
164,025	Federated Prime Obligations Fund - Institutional Class 0.06% ** (Cost $164,025)	164,025

TOTAL INVESTMENTS (Cost $1,900,556) - 99.43%		1,894,927

OTHER ASSETS LESS LIABILITIES - 0.57%		10,926

NET ASSETS - 100.00%		$ 1,905,853

* Non-income producing securities during the period.

**Variable rate security; the coupon rate shown represents the yield at June 30, 2015.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2015 (UNAUDITED)

Shares		Value

COMMON STOCK - 5.77%

Agricultural Chemicals - 0.64%
500	Potash Corp. of Saskatchewan, Inc.	$ 15,485

Agriculture Production-Crops - 0.38%
1,000	Adecoagro S.A. *	9,220

Beverages - 0.96%
200	Diageo Plc. ADR	23,208

Crude Petroleum & Natural Gas - 0.46%
4,500	Pengrowth Energy Corp.	11,205

Motor Vehicles & Passenger Carriers - 0.28%
200	Tata Motors Ltd. ADR *	6,894

Petroleum Refining - 0.52%
700	Statoil ASA ADR	12,530

Services - Business Services - 1.20%
300	Accenture Plc Class A	29,034

Services-Equipment Rental & Leasing, NEC - 1.07%
1,000	Textainer Group Holdings Ltd.	26,010

Telephone Communications - 0.26%
16,000	Elephant Talk Communications Corp. *	6,240

TOTAL FOR COMMON STOCK (Cost $163,494) - 5.77%		139,826

EXCHANGE TRADED FUNDS - 25.21%
2,300	Builders Emerging Markets 50 ADR Index Fund	80,935
3,200	DB X-Trackers MSCI EAFE Hedged Equity Fund	91,584
500	First Trust-ISE China Index	15,310
1,300	iShares MSCI Australia Index Fund	27,339
2,100	iShares MSCI Singapore Index Fund	26,397
900	iShares MSCI Sweden Index Fund	28,593
1,100	iShares MSCI Switzerland Index Fund	36,025

* Non-income producing securities during the period.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2015 (UNAUDITED)

Shares		Value

EXCHANGE TRADED FUNDS - (Continued)
800	SPDR S&P Emerging Asia Pacific Fund	$ 70,568
400	Vanguard Global Ex-U.S Real Estate	22,184
1,400	WisdomTree DEFA Equity Income ETF	59,094
500	WisdomTree International Dividend Ex-Financial Fund	21,280
2,200	WisdomTree International Small Cap Dividend Fund	132,748
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $592,711) - 25.21%		612,057

OPEN END MUTUAL FUNDS - 61.81%
5,024	American Europacific Growth Fund Class-F-1 *	252,129
2,877	Calamos International Growth Class A *	51,554
4,203	Harbor International Fund Institutional Class *	292,528
4,019	Putnam International Capital Opportunities Fund Class A *	148,009
13,801	Sextant International Fund *	215,848
19,125	T Rowe Price International Growth & Income Funds *	281,327
6,488	Franklin Templeton Developing Markets Trust Class A *	108,540
10,721	The Aberdeen International Equity Fund Institutional Service Class	150,737
TOTAL FOR OPEN END MUTUAL FUNDS (Cost $1,016,700) - 61.81%		1,500,672

SHORT TERM INVESTMENTS - 6.42%
155,900	Federated Prime Obligations Fund - Institutional Class 0.06% ** (cost $155,900)	155,900

TOTAL INVESTMENTS (Cost $1,928,805) - 99.21%		2,408,455

OTHER ASSETS LESS LIABILITIES - 0.79%		19,248

NET ASSETS - 100.00%		$ 2,427,703

* Non-income producing securities during the period.

**Variable rate security; the coupon rate shown represents the yield at June 30, 2015.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR LARGER COMPANY STOCK FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2015 (UNAUDITED)

Shares		Value

COMMON STOCK - 22.76%

Air Courier Services - 0.76%
150	Fedex Corp.	$ 25,560

Aircraft - 0.82%
200	The Boeing Co.	27,744

Beverages - 0.83%
300	Pepsico, Inc.	28,002

Converted Paper & Paperboard Products - 1.10%
350	Kimberly Clark Corp.	37,089

Crude Petroleum & Natural Gas - 0.82%
200	Anadarko Petroleum Corp.	15,612
200	Devon Energy Corp.	11,898
		27,510
Electric Services - 2.12%
1,200	PPL Corp.	35,364
800	Southern Co.	33,520
149	Talen Energy Corp. *	2,557
		71,441
Electrical Work - 0.51%
600	Quanta Services, Inc. *	17,292

Heavy Construction Other Than Blgs Const - Contractors - 0.48%
400	Jacobs Engineering Group, Inc. *	16,248

Men's & Boys' Furnishings, Work Clothing, & Allied Garments - 1.45%
700	V.F. Corp.	48,818

National Commercial Banks - 2.12%
300	Capital One Financial Corp.	26,391
800	Wells Fargo & Co.	44,992
		71,383
Oil & Gas Field Machinery & Equipment - 0.57%
400	National Oilwell Varco, Inc.	19,312

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR LARGER COMPANY STOCK FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2015 (UNAUDITED)

Shares		Value

Pharmaceutical Preparations - 1.87%
500	Mylan, Inc. *	$ 33,930
600	Zoetis, Inc.	28,932
		62,862
Railroads, Line-Haul Operating - 0.81%
300	Kansas City Southern	27,360

Retail-Variety Stores - 1.20%
300	Costco Wholesale Corp.	40,518

Retail-Grocery Stores - 0.96%
1,200	Sprouts Farmers Market, Inc. *	32,376

Semiconductors & Related Devices - 1.13%
800	Microchip Technology, Inc.	37,940

Services-Equipment Rental & Leasing, Nec - 2.11%
800	Air Lease Corp.	27,120
500	United Rentals, Inc. *	43,810
		70,930
Soap, Detergents, Cleaning Preparations, Perfumes & Cosmetics - 0.47%
200	Procter & Gamble Co.	15,648

Telephone Communications - 1.49%
50	Equinix, Inc.	12,700
800	Verizon Communications, Inc.	37,288
		49,988
Wholesale-Groceries & General Line - 1.14%
600	United Natural Foods, Inc. *	38,208

TOTAL FOR COMMON STOCK (Cost $687,684) - 22.76%		766,229

EXCHANGE TRADED FUNDS - 19.70%
800	Consumer Discretionary SPDR	61,184
1,400	Consumer Staples Select Sector SPDR	66,640
200	iShares Core S&P 500	41,444
250	iShares Dow Jones US Healthcare Sector Index	39,680
400	iShares Dow Jones US Medical Devices Index	47,892
150	iShares Nasdaq Biotechnology	55,345

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR LARGER COMPANY STOCK FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2015 (UNAUDITED)

Shares		Value

EXCHANGE TRADED FUNDS - (Continued)
1,900	iShares Russell Mid Cap Growth Index	$ 184,015
200	iShares S&P North American Natural Resources	7,256
200	iShares U.S. Real Estate ETF	14,260
100	iShares U.S. Tech ETF	10,467
450	Market Vectors Agribusiness *	24,804
400	Vanguard REIT Index	29,876
300	Vanguard Consumer Discretionary *	37,266
1,200	First Trust ISE Cloud Computing Index	35,424
100	WisdomTree Total Earnings	7,372
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $476,030) - 19.70%		662,925

OPEN-END MUTUAL FUNDS - 46.49%
7,330	AF Fundamental Investors Fund Class F-1	385,852
9,994	AMG Yacktman Service *	238,359
12,115	Brown Advisory Growth Equity Inst *	245,456
6,628	Franklin Rising Dividends Fund Class A	342,474
3,076	Mairs & Power Growth Fund	352,866
TOTAL FOR OPEN-END MUTUAL FUNDS (Cost $777,519) - 46.49%		1,565,007

REAL ESTATE INVESTMENT TRUSTS - 3.96%
400	American Tower Corp.	37,316
300	Boston Properties, Inc.	36,312
300	HCP, Inc.	10,941
145	Public Storage, Inc.	26,734
700	Weyerhaeuser Co.	22,050
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $117,368) - 3.96%		133,353

SHORT TERM INVESTMENTS - 6.97%
234,643	Federated Prime Obligations Fund - Institutional Class 0.06% ** (Cost $234,643)	234,643

TOTAL INVESTMENTS (Cost $2,293,244) - 99.88%		3,362,157

OTHER ASSETS LESS LIABILITIES - 0.12%		3,918

NET ASSETS - 100.00%		$ 3,366,075

* Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at June 30, 2015.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR SHORT-TERM BOND FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2015 (UNAUDITED)

Shares/Principal		Value

CORPORATE/GOVERNMENT BONDS - 95.20%

Aerospace & Defense - 6.58%
65,000	L-3 Communications Corp. 1.5%, 5/28/17	$ 64,554

Banking - 8.19%
30,000	Barclays Bank Delaware CD 1.15%, 7/3/17	30,062
50,000	Sallie Mae/ Salt Lake CD 1.20% 11/7/16	50,337
		80,399
Banks - Domestic MTN - 2.54%
25,000	Credit Suisse NY MTN 1.375%, 5/26/17	24,982

Commerce-Banks Eastern US - 5.13%
25,000	Discover Bank CD 2.05%, 10/9/18	25,299
25,000	Goldman Sachs Bank CD 1.15%, 8/24/15	25,032
		50,331
Commerce-US Banks Domestic - 17.79%
20,000	GE Capital Bank CD 1.15%, 5/23/17	20,060
50,000	GE Capital Retail Bank CD 1.05%, 2/28/17	50,258
25,000	Goldman Sachs Bank CD 1.00%, 2/6/17	25,077
49,000	Goldman Sachs Bank CD 1.05%, 4/17/17	49,182
30,000	Synchrony Bank CD 1.10%, 6/13/17	30,071
		174,648
Commercial Services-Finance - 5.56%
30,000	Air Lease Corp. 2.125%, 1/15/18	29,700
25,000	GATX Corp. SR NT 1.25%, 3/4/17	24,926
		54,626
Communication Services, Nec - 8.64%
40,000	AT&T, Inc. 1.40%, 12/01/17	39,737
25,000	BPCE Global NT 1.70% 4/25/16	25,134
20,000	Vodafone Group Plc. 1.625%, 03/20/17	19,920
		84,791
Diversified Banking Institution - 10.74%
40,000	Ally Bank CD 1.10%, 8/22/16	40,239
25,000	Bank of America Corp. 1.25%, 1/11/16	25,061
40,000	Citigroup, Inc. 1.30%, 4/1/16	40,095
		105,395
Exploration & Production - 3.05%
30,000	CNOOC Finance 2013 Ltd. SR NT 1.125%, 5/9/16	29,975

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR SHORT-TERM BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2015 (UNAUDITED)

Shares/Principal		Value

Finance Investor Broker/Banker - 2.57%
25,000	Jefferies Group, Inc. 3.875%, 11/09/15	$ 25,210

Home Improvement - 2.55%
25,000	Whirlpool Corp. SR GLBL 1.35%, 03/01/17	25,074

Oil & Gas Field Services, NEC - 3.05%
30,000	FMC Technologies, Inc. 2.00%, 10/01/17	29,959

Services-Health Services - 2.54%
25,000	Amerisourcebergen Corp. 1.15%, 5/15/17	24,957

Services-High School - 5.11%
50,000	Jefferson Union High School 1.45%, 8/1/17	50,173

Short Term Corporate - 9.63%
35,000	Nomura Holdings Inc. 2.00%, 9/13/16	35,255
60,000	Petrobras Global Fin. 2.00%, 5/20/16	59,290
		94,545
Wholesale - Hardware - 1.53%
15,000	Dell, Inc. NT 2.30%, 9/10/15	15,000

TOTAL FOR CORPORATE/GOVERNMENT BONDS (Cost $934,000) - 95.20%		934,619

EXCHANGE TRADED FUNDS - 2.43%
300	Vanguard Short-Term Corporate Bond Index Fund	23,874
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $23,608) - 2.43%		23,874

SHORT TERM INVESTMENTS - 2.01%
19,729	Federated Prime Obligations Fund - Institutional Shares 0.06% * (Cost $19,729)	19,729

TOTAL INVESTMENTS (Cost $977,337) - 99.64%		978,222

OTHER ASSETS LESS LIABILITIES - 0.36%		3,565

NET ASSETS - 100.00%		$ 981,787

* Variable rate security; the coupon rate shown represents the yield at June 30, 2015.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR SMALLER COMPANY STOCK FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2015 (UNAUDITED)

Shares		Value

COMMON STOCK - 10.36%

Crude Petroleum & Natural Gas - 0.48%
7,000	Pengrowth Energy Corp.	$ 17,430

Footwear (No Rubber) - 0.94%
800	Steve Madden Ltd. *	34,224

Mining & Quarrying of Nonmetal - 0.89%
1,100	U.S. Silica Holdings, Inc.	32,296

Miscellaneous Food Preparation - 1.12%
4,000	Inventure Foods, Inc. *	40,600

Perfumes, Cosmetics & Other Toilet Preparations - 1.32%
2,500	United Guardian, Inc.	47,750

Petroleum Refining - 1.02%
600	BP Prudhoe Bay Royalty Trust Co.	37,026

Pharmaceutical Preparations - 0.80%
17,000	Apricus Biosciences, Inc. *	29,070

Retail-Eating Places - 0.97%
700	Fiesta Retaurant Group, Inc. *	35,000

Services-Computer Integrated Systems Design - 0.55%
1,200	Quality Systems, Inc.	19,884

Services-Computer Processing & Data Preparation - 0.57%
4,000	Zix Corp. *	20,680

Telephone Communications - 0.33%
25,500	Elephant Talk Communications Corp. *	9,945
1,000	Fusion Telecommunications Intl., Inc. *	2,130
		12,075
Wholesale-Hardware & Plumbing & Heating Equipment & Supplies - 1.37%
400	Watsco, Inc.	49,496

TOTAL FOR COMMON STOCK (Cost $372,757) - 10.36%		375,531

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR SMALLER COMPANY STOCK FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2015 (UNAUDITED)

Shares		Value

EXCHANGE TRADED FUNDS - 36.46%
1,600	iShares Micro-Cap	$ 130,448
1,000	iShares Russell 2000 Value Index	101,960
4,300	iShares S&P Smallcap 600 Growth Index	563,300
1,100	PowerShares Global Water Portfolio	26,158
400	WisdomTree Midcap Earnings	38,004
6,550	WisdomTree Smallcap Dividend	461,382
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $835,287) - 36.46%		1,321,252

OPEN END MUTUAL FUNDS - 46.09%
11,683	Columbia Acorn Fund Class Z	378,994
4,807	Franklin Microcap Value Fund Class A *	168,358
2,641	Hancock Horizon Burkenroad Smallcap Class D *	151,362
4,917	Satuit Capital U.S. Emerging Companies Fund Class A *	171,061
12,278	Aberdeen Smallcap Fund Class A *	324,006
4,829	Touchstone Smallcap Core Fund Class Y *	100,483
57,510	Wasatch Smallcap Value Fund *	376,113
TOTAL FOR OPEN END MUTUAL FUNDS (Cost $1,211,710) - 46.09%		1,670,377

REAL ESTATE INVESTMENT TRUSTS - 2.82%
700	EastGroup Properties, Inc.	39,361
2,200	Medical Properties Trust, Inc.	28,842
1,600	One Liberties Properties, Inc.	34,048
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $92,214) - 2.82%		102,251

SHORT TERM INVESTMENTS - 3.87%
140,058	Federated Prime Obligations Fund - Institutional Class 0.06%** (Cost $140,058)	140,058

TOTAL INVESTMENTS (Cost $2,652,026) - 99.60%		3,609,469

OTHER ASSETS LESS LIABILITIES - 0.40%		14,504

NET ASSETS - 100.00%		$ 3,623,973

* Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at June 30, 2015.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2015 (UNAUDITED)

Assets:	ACF	GBF	INTF	LCSF	STBF	SCSF
Investments in Securities, at Value (Cost $2,566,932; $1,900,556; $1,928,805; $2,293,244; $977,337; $2,652,026, respectively)
	$3,435,561	$1,894,927	$2,408,455	$3,362,157	$978,222	$3,609,469
Receivables:
Portfolio Securities Sold	10,273	-	15,123	-	-	10,273
Dividends and Interest	3,581	10,068	3,507	1,602	3,281	1,577
Prepaid Expenses	4,910	2,384	3,205	4,721	1,345	5,131
Total Assets	3,454,325	1,907,379	2,430,290	3,368,480	982,848	3,626,450
Liabilities:
Payables:
Accrued Management Fees to Affiliate (Note 3)	616	105	436	602	-	646
Accrued Administrative Fees	77	42	54	75	22	81
Accrued Trustee Fees	-	1	-	5	-	-
Accrued Distribution Fees	12	49	3	32	16	16
Other Accrued Expenses	1,351	1,308	2,094	1,691	1,023	1,734
Dividends Payable	-	21	-	-	-	-
Total Liabilities	2,056	1,526	2,587	2,405	1,061	2,477
Net Assets	$3,452,269	$1,905,853	$2,427,703	$3,366,075	$981,787	$3,623,973

Net Assets Consist of:
Paid In Capital	$2,535,940	$2,054,753	$1,950,135	$2,223,014	$991,949	$2,469,786
Accumulated Undistributed Net Investment Loss on Investments	(12,315)	29	(12,829)	(18,510)	(263)	(18,887)
Accumulated Undistributed Realized Gain (Loss) on Investments	60,015	(143,300)	10,747	92,658	(10,784)	215,631
Unrealized Appreciation in Value of Investments	868,629	(5,629)	479,650	1,068,913	885	957,443
Net Assets (for 237,810; 194,001; 225,975; 225,697; 109,686; 252,373, shares outstanding, respectively)	$3,452,269	$1,905,853	$2,427,703	$3,366,075	$981,787	$3,623,973
Net Asset Value and Offering Price Per Share	$ 14.52	$ 9.82	$ 10.74	$ 14.91	$ 8.95	$ 14.36

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STATEMENT OF OPERATIONS

For the six months ended June 30, 2015 (UNAUDITED)

	ACF	GBF	INTF	LCSF	STBF	SCSF
Investment Income:
Dividends (net of foreign tax withholding of $286, $0, $175, $22, $0, $218 respectively)	$ 22,088	$ 537	$12,857	$ 16,140	$ 415	$ 18,442
Interest	37	19,406	23	42	7,232	30
Total Investment Income	22,125	19,943	12,880	16,182	7,647	18,472

Expenses:
Advisory Fees (Note 3)	13,816	2,183	9,781	13,820	1,369	14,827
Distribution Fees (Note 3)	79	253	90	145	151	70
Transfer Agent and Fund Accounting Fees	6,354	3,168	4,833	6,354	2,190	6,878
Administrative Fees	1,727	873	1,223	1,728	547	1,853
Audit Fees	4,173	2,172	2,918	4,249	1,380	4,519
Legal Fees	1,810	886	1,448	1,810	624	1,991
Custody Fees	1,620	1,367	1,448	1,538	1,312	1,629
Printing Fees	362	181	362	407	181	453
Insurance Fees	1,592	823	1,195	1,603	511	1,811
Director's Fees	962	509	814	1,005	312	1,086
Registration Fees	859	440	642	866	309	975
Other	1,086	543	955	1,167	393	1,267
Total Expenses	34,440	13,398	25,709	34,692	9,279	37,359
Fees Waived and Reimbursed by the Advisor (Note 3)	-	-	-	-	(1,369)	-
Net Expenses	34,440	13,398	25,709	34,692	7,910	37,359

Net Investment Income (Loss)	(12,315)	6,545	(12,829)	(18,510)	(263)	(18,887)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	35,215	(20)	4,492	85,734	45	203,364
Capital Gain Distributions from Investment Companies	6,718	-	1,945	9,171	-	18,258
Net Change in Unrealized Appreciation (Depreciation) on Investments	32,529	(8,925)	74,047	(146,053)	5,418	(109,527)
Net Realized and Unrealized Gain (Loss) on Investments	74,462	(8,945)	80,484	(51,148)	5,463	112,095

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 62,147	$(2,400)	$67,655	$(69,658)	$ 5,200	$ 93,208

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR ALTERNATIVE CATEGORIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	(Unaudited) Six Months Ended 6/30/2015	Year Ended 12/31/2014

Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (12,315)	$ (11,942)
Net Realized Gain on Investments	41,933	241,622
Net Change in Unrealized Appreciation (Depreciation) on Investments	32,529	(149,860)
Net Increase in Net Assets Resulting from Operations	62,147	79,820

Distributions to Shareholders from:
Net Investment Income	-	-
Realized Gains	-	(232,967)
Net Change in Net Assets from Distributions	-	(232,967)

Capital Share Transactions:
Proceeds from Sale of Shares	101,688	184,842
Shares Issued on Reinvestment of Dividends	-	231,810
Cost of Shares Redeemed	(86,113)	(388,419)
Net Increase from Shareholder Activity	15,575	28,233

Net Assets:
Net Increase (Decrease) in Net Assets	77,722	(124,914)
Beginning of Period	3,374,547	3,499,461
End of Period (Including Accumulated Undistributed Net
Investment Income (Loss) of $(12,315) and $0, respectively)	$ 3,452,269	$3,374,547

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR GENERAL BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	(Unaudited)
	Six Months
	Ended	Year Ended
	6/30/2015	12/31/2014
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 6,545	$ 15,099
Net Realized Gain (Loss) on Investments	(20)	11,697
Net Change in Unrealized Depreciation on Investments	(8,925)	(28,002)
Net Decrease in Net Assets Resulting from Operations	(2,400)	(1,206)

Distributions to Shareholders from:
Net Investment Income	(6,516)	(15,098)
Realized Gains	-	-
Net Change in Net Assets from Distributions	(6,516)	(15,098)

Capital Share Transactions:
Proceeds from Sale of Shares	311,662	112,046
Shares Issued on Reinvestment of Dividends	6,470	14,990
Cost of Shares Redeemed	(69,582)	(515,747)
Net Increase (Decrease) from Shareholder Activity	248,550	(388,711)

Net Assets:
Net Increase (Decrease) in Net Assets	239,634	(405,015)
Beginning of Period	1,666,219	2,071,234
End of Period (Including Accumulated Undistributed Net
Investment Income of $29 and $0, respectively)	$ 1,905,853	$ 1,666,219

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR INTERNATIONAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	(Unaudited)
	Six Months
	Ended	Year Ended
	6/30/2015	12/31/2014
Increase (Decrease) in Net Assets From Operations:
Net Investment Income (Loss)	$ (12,829)	$ 12,664
Net Realized Gain on Investments	6,437	186,355
Net Change in Unrealized Appreciation (Depreciation) on Investments	74,047	(407,092)
Net Increase (Decrease) in Net Assets Resulting from Operations	67,655	(208,073)

Distributions to Shareholders from:
Net Investment Income	-	(12,662)
Realized Gains	-	(190,154)
Net Change in Net Assets from Distributions	-	(202,816)

Capital Share Transactions:
Proceeds from Sale of Shares	37,886	78,512
Shares Issued on Reinvestment of Dividends	-	201,534
Cost of Shares Redeemed	(55,848)	(476,160)
Net Decrease from Shareholder Activity	(17,962)	(196,114)

Net Assets:
Net Increase (Decrease) in Net Assets	49,693	(607,003)
Beginning of Period	2,378,010	2,985,013
End of Period (Including Accumulated Undistributed Net
Investment Income (Loss) of $(12,829) and $0, respectively)	$ 2,427,703	$ 2,378,010

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR LARGER COMPANY STOCK FUND

STATEMENTS OF CHANGES IN NET ASSETS

	(Unaudited)
	Six Months
	Ended	Year Ended
	6/30/2015	12/31/2014
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (18,510)	$ (20,889)
Net Realized Gain on Investments	94,905	388,716
Net Change in Unrealized Depreciation on Investments	(146,053)	(168,121)
Net Increase (Decrease) in Net Assets Resulting from Operations	(69,658)	199,706

Distributions to Shareholders from:
Net Investment Income	-	-
Realized Gains	-	(335,108)
Net Change in Net Assets from Distributions	-	(335,108)

Capital Share Transactions:
Proceeds from Sale of Shares	198,354	130,139
Shares Issued on Reinvestment of Dividends	-	333,251
Cost of Shares Redeemed	(196,569)	(588,099)
Net Increase (Decrease) from Shareholder Activity	1,785	(124,709)

Net Assets:
Net Decrease in Net Assets	(67,873)	(260,111)
Beginning of Period	3,433,948	3,694,059
End of Period (Including Accumulated Undistributed Net
Investment Income (Loss) of $(18,510) and $0, respectively)	$ 3,366,075	$ 3,433,948

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR SHORT-TERM BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	(Unaudited)
	Six Months
	Ended	Year Ended
	6/30/2015	12/31/2014
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (263)	$ (1,500)
Net Realized Gain on Investments	45	267
Net Change in Unrealized Appreciation (Depreciation) on Investments	5,418	(9,425)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,200	(10,658)

Distributions to Shareholders from:
Net Investment Income	-	-
Realized Gains	-	-
Net Change in Net Assets from Distributions	-	-

Capital Share Transactions:
Proceeds from Sale of Shares	122,450	472,725
Shares Issued on Reinvestment of Dividends	-	-
Cost of Shares Redeemed	(441,993)	(452,578)
Net Increase (Decrease) from Shareholder Activity	(319,543)	20,147

Net Assets:
Net Increase (Decrease) in Net Assets	(314,343)	9,489
Beginning of Period	1,296,130	1,286,641
End of Period (Including Accumulated Undistributed Net
Investment Income (Loss) of $(263) and $0, respectively)	$ 981,787	$ 1,296,130

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR SMALLER COMPANY STOCK FUND

STATEMENTS OF CHANGES IN NET ASSETS

	(Unaudited)
	Six Months
	Ended	Year Ended
	6/30/2015	12/31/2014
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (18,887)	$ (45,182)
Net Realized Gain on Investments	221,622	224,246
Net Change in Unrealized Depreciation on Investments	(109,527)	(228,027)
Net Increase (Decrease) in Net Assets Resulting from Operations	93,208	(48,963)

Distributions to Shareholders from:
Net Investment Income	-	-
Realized Gains	-	(229,457)
Net Change in Net Assets from Distributions	-	(229,457)

Capital Share Transactions:
Proceeds from Sale of Shares	52,973	100,246
Shares Issued on Reinvestment of Dividends	-	228,346
Cost of Shares Redeemed	(266,364)	(708,547)
Net Decrease from Shareholder Activity	(213,391)	(379,955)

Net Assets:
Net Decrease in Net Assets	(120,183)	(658,375)
Beginning of Period	3,744,156	4,402,531
End of Period (Including Accumulated Undistributed Net
Investment Income (Loss) of $(18,887) and $0, respectively)	$ 3,623,973	$ 3,744,156

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR ALTERNATIVE CATEGORIES FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

	(Unaudited) Six Months Ended 6/30/2015	Years Ended
		12/31/ 2014	12/31/ 2013	12/31/ 2012	12/31/ 2011	12/31/ 2010

Net Asset Value, at Beginning of Period	$ 14.25	$ 14.97	$ 13.00	$ 11.96	$ 12.92	$ 11.50

Income From Investment Operations: ***
Net Investment Loss *	(0.05)	(0.05)	(0.06)	(0.06)	(0.09)	(0.11)
Net Gain (Loss) on Securities (Realized and Unrealized)	0.32	0.39	2.65	1.16	(0.87)	1.53
Total from Investment Operations	0.27	0.34	2.59	1.10	(0.96)	1.42

Distributions:
From Net Investment Income	-	-	-	-	-	-
From Net Realized Gain	-	(1.06)	(0.62)	(0.06)	-	-
Total from Distributions	-	(1.06)	(0.62)	(0.06)	-	-

Net Asset Value, at End of Period	$ 14.52	$ 14.25	$ 14.97	$ 13.00	$ 11.96	$ 12.92

Total Return **	1.89% (b)	2.25%	20.01%	9.18%	(7.43)%	12.35%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 3,452	$ 3,375	$ 3,499	$ 2,816	$ 2,790	$ 3,159
Ratio of Expenses to Average Net Assets	1.99% (a)	1.97%	1.96%	2.16%	2.23%	2.19%
Ratio of Net Investment Loss to Average Net Assets	(0.71)% (a)	(0.35)%	(0.42)%	(0.46)%	(0.72)%	(0.91)%
Portfolio Turnover	7.07% (b)	25.18%	21.90%	10.84%	36.55%	22.58%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and\or fluctuating market value of the investments of the Fund.

(a) Annualized.

(b) Not Annualized.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR GENERAL BOND FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

	(Unaudited) Six Months Ended 6/30/2015	Years Ended
		12/31/ 2014	12/31/ 2013	12/31 2012	12/31 /2011	12/31/ 2010

Net Asset Value, at Beginning of Period	$ 9.87	$ 9.96	$ 10.17	$ 9.85	$ 9.97	$ 9.86

Income From Investment Operations: ***
Net Investment Income *	0.04	0.08	0.14	0.14	0.15	0.17
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.05)	(0.09)	(0.21)	0.32	(0.12)	0.10
Total from Investment Operations	(0.01)	(0.01)	(0.07)	0.46	0.03	0.27

Distributions:
From Net Investment Income	(0.04)	(0.08)	(0.14)	(0.14)	(0.15)	(0.16)
From Net Realized Gain	-	-	-	-	-	-
Total from Distributions	(0.04)	(0.08)	(0.14)	(0.14)	(0.15)	(0.16)

Net Asset Value, at End of Period	$ 9.82	$ 9.87	$ 9.96	$ 10.17	$ 9.85	$ 9.97

Total Return **	(0.15)% (b)	(0.08)%	(0.68)%	4.68%	0.32%	2.79%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 1,906	$ 1,666	$ 2,071	$ 2,377	$ 2,435	$ 2,592
Ratio of Expenses to Average Net Assets	1.53% (a)	1.53%	1.46%	1.61%	1.71%	1.70%
Ratio of Net Investment Income to Average Net Assets	0.75% (a)	0.83%	1.37%	1.37%	1.50%	1.68%
Portfolio Turnover	5.66% (b)	12.92%	5.07%	22.53%	88.18%	69.10%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and\or fluctuating market value of the investments of the Fund.

(a) Annualized.

(b) Not Annualized.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

	(Unaudited) Six Months Ended 6/30/2015	Years Ended
		12/31/ 2014	12/31/ 2013	12/31/ 2012	12/31/ 2011	12/31/ 2010

Net Asset Value, at Beginning of Period	$ 10.45	$ 12.42	$ 11.54	$ 10.49	$ 12.59	$ 11.44

Income From Investment Operations: ***
Net Investment Income (Loss) *	(0.06)	0.06	(0.02)	(0.03)	(0.06)	(0.08)
Net Gain (Loss) on Securities (Realized and Unrealized)	0.35	(1.06)	0.98	1.29	(1.90)	1.23
Total from Investment Operations	0.29	(1.00)	0.96	1.26	(1.96)	1.15

Distributions:
From Net Investment Income	-	(0.06)	-	-	-	-
From Net Realized Gain	-	(0.91)	(0.08)	(0.21)	(0.14)	-
Total from Distributions	-	(0.97)	(0.08)	(0.21)	(0.14)	-

Net Asset Value, at End of Period	$ 10.74	$ 10.45	$ 12.42	$ 11.54	$ 10.49	$ 12.59

Total Return **	2.87% (b)	(8.10)%	8.31%	11.98%	(15.55)%	10.05%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 2,428	$ 2,378	$ 2,985	$ 2,664	$ 2,509	$ 3,209
Ratio of Expenses to Average Net Assets	2.10% (a)	1.99%	1.98%	2.17%	2.22%	2.17%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.05)% (a)	0.48%	(0.18)%	(0.31)%	(0.53)%	(0.69)%
Portfolio Turnover	2.53% (b)	17.58%	14.37%	12.86%	47.81%	8.68%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and\or fluctuating market value of the investments of the Fund.

(a) Annualized.

(b) Not Annualized.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR LARGER COMPANY STOCK FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

	(Unaudited) Six Months Ended 6/30/2015	Years Ended
		12/31/ 2014	12/31/ 2013	12/31/ 2012	12/31/ 2011	12/31/ 2010

Net Asset Value, at Beginning of Period	$ 15.23	$ 15.92	$ 12.67	$ 11.43	$ 11.91	$ 10.52

Income From Investment Operations: ***
Net Investment Loss *	(0.08)	(0.10)	(0.10)	(0.08)	(0.12)	(0.10)
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.24)	1.06	3.35	1.32	(0.36)	1.49
Total from Investment Operations	(0.32)	0.96	3.25	1.24	(0.48)	1.39

Distributions:
From Net Investment Income	-	-	-	-	-	-
From Net Realized Gain	-	(1.65)	-	-	-	-
Total from Distributions	-	(1.65)	-	-	-	-

Net Asset Value, at End of Period	$ 14.91	$ 15.23	$ 15.92	$ 12.67	$ 11.43	$ 11.91

Total Return **	(2.10)% (b)	6.03%	25.65%	10.85%	(4.03)%	13.21%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 3,366	$ 3,434	$ 3,694	$ 2,969	$ 2,991	$ 3,248
Ratio of Expenses to Average Net Assets	2.01% (a)	1.99%	1.94%	2.14%	2.22%	2.19%
Ratio of Net Investment Loss to Average Net Assets	(1.07)% (a)	(0.61)%	(0.72)%	(0.66)%	(1.01)%	(0.97)%
Portfolio Turnover	10.85% (b)	21.72%	15.81%	5.55%	32.42%	45.48%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and\or fluctuating market value of the investments of the Fund.

(a) Annualized.

(b) Not Annualized.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR SHORT-TERM BOND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

	(Unaudited) Six Months Ended 6/30/2015	Years Ended
		12/31/ 2014	12/31/ 2013	12/31/ 2012	12/31/ 2011	12/31/ 2010

Net Asset Value, at Beginning of Period	$ 8.91	$ 8.98	$ 9.02	$ 8.86	$ 9.02	$ 9.23

Income From Investment Operations: ***
Net Investment Income (Loss) *	(0.00) (c)	(0.01)	0.06	0.06	0.06	0.05
Net Gain (Loss) on Securities (Realized and Unrealized)	0.04	(0.06)	(0.04)	0.16	(0.14)	0.01
Total from Investment Operations	0.04	(0.07)	0.02	0.22	(0.08)	0.06

Distributions:
From Net Investment Income	-	-	(0.06)	(0.06)	(0.06)	(0.06)
Return of Capital	-	-	-	-	(0.02)	(0.21)
From Net Realized Gain	-	-	-	-	-	-
Total from Distributions	-	-	(0.06)	(0.06)	(0.08)	(0.27)

Net Asset Value, at End of Period	$ 8.95	$ 8.91	$ 8.98	$ 9.02	$ 8.86	$ 9.02

Total Return **	0.45% (b)	(0.78)%	0.23%	2.48%	(0.85)%	0.67%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 982	$ 1,296	$ 1,287	$ 1,280	$ 1,457	$ 1,687
Ratio of Expenses to Average Net Assets	1.45% (a)	1.48%	1.52%	1.55%	1.66%	1.80%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.05)% (a)	(0.11)%	0.69%	0.64%	0.69%	0.51%
Portfolio Turnover	0.00% (b)	3.31%	48.25%	16.74%	99.92%	92.33%
Such Ratios are After Effect of Expenses Waived	(0.25)%	(0.06)%	-	(0.04)%	(0.12)%	-

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and\or fluctuating market value of the investments of the Fund.

(a) Annualized.

(b) Not Annualized.

(c) Amount is less than 0.005

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR SMALLER COMPANY STOCK FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

	(Unaudited) Six Months Ended 6/30/2015	Years Ended
		12/31/ 2014	12/31/ 2013	12/31/ 2012	12/31/ 2011	12/31/ 2010

Net Asset Value, at Beginning of Period	$ 14.01	$ 15.09	$ 11.67	$ 10.35	$ 11.26	$ 9.32

Income From Investment Operations: ***
Net Investment Loss *	(0.07)	(0.17)	(0.16)	(0.11)	(0.17)	(0.15)
Net Gain (Loss) on Securities (Realized and Unrealized)	0.42	0.01	3.91	1.43	(0.74)	2.09
Total from Investment Operations	0.35	(0.16)	3.75	1.32	(0.91)	1.94

Distributions:
From Net Investment Income	-	-	-	-	-	-
From Net Realized Gain	-	(0.92)	(0.33)	-	-	-
Total from Distributions	-	(0.92)	(0.33)	-	-	-

Net Asset Value, at End of Period	$ 14.36	$ 14.01	$ 15.09	$ 11.67	$ 10.35	$ 11.26

Total Return **	2.50% (b)	(1.09)%	32.14%	12.75%	(8.08)%	20.82%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 3,624	$ 3,744	$ 4,403	$ 3,254	$ 3,046	$ 3,477
Ratio of Expenses to Average Net Assets	2.02% (a)	1.98%	1.94%	2.13%	2.20%	2.16%
Ratio of Net Investment Loss to Average Net Assets	(1.02)% (a)	(1.15)%	(1.21)%	(0.95)%	(1.53)%	(1.52)%
Portfolio Turnover	14.74% (b)	12.38%	10.62%	14.95%	36.45%	12.96%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and\or fluctuating market value of the investments of the Fund.

(a) Annualized.

(b) Not Annualized.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2015 (UNAUDITED)

Note 1. Organization

STAAR Investment Trust (the Trust) was organized as a Pennsylvania business trust under applicable statutes of the Commonwealth of Pennsylvania. It was formed on February 28, 1996 and became effective March 19, 1996. The name was changed to STAAR Investment Trust in September 1998.  The Trust is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (effective May 28, 1997) as a non-diversified, open-end management investment company.

The Trust consists of six separate series portfolios (Funds). The Funds are organized in such a manner that each fund corresponds to a standard asset allocation category, with the exception of the Alternative Categories Fund, which is a flexibly managed fund that may invest in assets not included in the other funds. The Funds are:

               STAAR Alternative Categories Fund (ACF)

               STAAR General Bond Fund (GBF)

               STAAR International Fund (INTF)

               STAAR Larger Company Stock Fund (LCSF)

               STAAR Short Term Bond Fund (STBF)

               STAAR Smaller Company Stock Fund (SCSF)

Each fund is managed separately and has its own investment objectives and strategies in keeping with the asset allocation category for which it is named.  Each fund may invest in other open-end funds (mutual funds), exchange traded funds (ETFs), closed-end funds and individual securities.  Each Fund of the Trust maintains asset diversification in accordance with Internal Revenue Service regulations.

Note 2. Summary of Significant Accounting Policies

Financial Accounting Standards Board Launches Accounting Standards Codification - The Financial Accounting Standards Board (“FASB”) has issued FASB ASC 105 (formerly FASB Statement No. 168), The “FASB Accounting Standards Codification™” and the Hierarchy of Generally Accepted Accounting Principles (“GAAP”) (“ASC 105”). ASC 105 established the FASB Accounting Standards Codification™ (“Codification” or “ASC”) as the single source of authoritative GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become non-authoritative.

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.  GAAP is not intended to be changed as a result of the FASB's Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies

STAAR INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2015 (UNAUDITED)

reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009.

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

The Fund follows the guidance of ASC 815 regarding "Disclosures about Derivative Instruments and Hedging Activities."  This guidance requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows.  The Fund did not have any activity in derivatives for the six months ended June 30, 2015.

Equity Securities (including exchange traded funds) - Equity securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sales price. Lacking a last sales price, a security is valued at its last bid price except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  All other securities for which over-the-counter market quotations are not readily available are valued at their last bid price.  Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as level 2.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees and are generally categorized in level 2 or level 3, when appropriate, of the fair value hierarchy.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  There

STAAR INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2015 (UNAUDITED)

is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.  Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

Share Valuation- The price (net asset value) of the shares of the Fund is normally determined as of 4:00 p.m., Eastern Time on each day the Fund is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Fund is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Accounting Standards Codification, 820 (ASC 820) - The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective July 1, 2008. In accordance with ASC 820, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

STAAR INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2015 (UNAUDITED)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2015:

ACF

Assets (a)	Level 1	Level 2	Level 3	Total
Common Stocks	$ 77,832	-	-	$ 77,832
Exchange Traded Funds	1,004,695	-	-	1,004,695
Open-End Funds	1,304,758	-	-	1,304,758
Real Estate Investment Trusts	136,731	-	-	136,731
Short-Term Investments	211,545	-	-	211,545
Total	$ 3,435,561	-	-	$ 3,435,561

GBF

Assets (a)	Level 1	Level 2	Level 3	Total
Corporate/Government Bonds	$ -	$ 1,354,123	-	$ 1,354,123
Exchange Traded Funds	249,164	-	-	249,164
Real Estate Investment Trust	101,494	-	-	101,494
Revenue Bond	26,121	-	-	26,121
Short-Term Investments	164,025	-	-	164,025
Total	$ 540,804	$ 1,354,123	-	$ 1,894,927

INTF

Assets (a)	Level 1	Level 2	Level 3	Total
Common Stocks	$ 139,826	-	-	$ 139,826
Exchange Traded Funds	612,057	-	-	612,057
Open-End Funds	1,500,672	-	-	1,500,672
Short-Term Investments	155,900	-	-	155,900
Total	$ 2,408,455	-	-	$ 2,408,455

LCSF

Assets (a)	Level 1	Level 2	Level 3	Total
Common Stocks	$ 766,229	-	-	$ 766,229
Exchange Traded Funds	662,925	-	-	662,925
Open-End Funds	1,565,007	-	-	1,565,007
Real Estate Investment Trusts	133,353	-	-	133,353
Short-Term Investments	234,643	-	-	234,643
Total	$ 3,362,157	-	-	$ 3,362,157

STBF

Assets (a)	Level 1	Level 2	Level 3	Total
Corporate/Bonds	$ -	$ 934,619	-	$ 934,619
Exchange Traded Funds	23,874	-	-	23,874
Short-Term Investments	19,729	-	-	19,729
Total	$ 43,603	$ 934,619	-	$ 978,222

SCSF

Assets (a)	Level 1	Level 2	Level 3	Total
Common Stocks	$ 375,531	-	-	$ 375,531
Exchange Traded Funds	1,321,252	-	-	1,321,252
Open-End Funds	1,670,377	-	-	1,670,377
Real Estate Investment Trusts	102,251	-	-	102,251
Short-Term Investments	140,058	-	-	140,058
Total	$ 3,609,469	-	-	$ 3,609,469

(a) Refer to the Fund’s Schedule of Investments for a listing of securities by security type and industry.

STAAR INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2015 (UNAUDITED)

The Funds held no Level 3 securities any time during the six months ended June 30, 2015.  The Funds did not hold any derivative instruments at any time during the six months ended June 30, 2015. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Funds policy to recognize transfers into an out of Level 1 and Level 2 at the end of the reporting period.

Security Transaction Timing- Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends are provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Income Taxes- The Funds intend to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. It is the Funds policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.  Each Fund of the Trust maintains asset diversification in accordance with Internal Revenue Service regulations.

In addition, GAAP requires management of the Funds to analyze all open tax years, fiscal years 2012-2014, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the six months ended June 30, 2015, the Funds did not have a liability for any unrecognized tax benefits.  The Funds had no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders- The Funds intend to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Use of Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Subsequent Events - Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

STAAR INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2015 (UNAUDITED)

Other- GAAP requires that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid-in capital.

Note 3. Investment Management Agreement and Other Transactions with Affiliates

The Board of Trustees approved a management agreement (the “Management Agreement”) with the Adviser to furnish investment advisory and management services to the Fund.  Beginning July 1, 2012 the Fund paid the Adviser a monthly fee based on the Fund’s average daily net assets at the annual rate of 0.25% for the STBF, 0.25% for the GBF, and 0.80% for all other portfolios.  For the six months ended June 30, 2015, the Adviser earned $13,816, $2,183, $9,781, $13,820, $1,369, and $14,827 for the ACF, GBF, INTF, LCSF, STBF, and SCSF, respectively.  For the six months ended June 30, 2015, the Adviser voluntarily waived $1,369 in expenses for the STBF.  As of June 30, 2015, the Fund owed the Adviser for management fees $616, $105, $436, $602, $0, and $646 for the ACF, GBF, INTF, LCSF, STBF, and SCSF, respectively.

Effective September 1, 1998, the Trust's shareholders approved a 12b-1 arrangement, which provides commission payments to broker/dealers who refer investors who become shareholders in STAAR Investment Trust.  For the six months ended June 30, 2015, the distribution fees were as follows, $79, $253, $90, $145, $151, and $70 for the ACF, GBF, INTF, LCSF, STBF, and SCSF, respectively.  As of June 30, 2015, the Fund owed the $12, $49, $3, $32, $16, and $16 for the ACF, GBF, INTF, LCSF, STBF, and SCSF, respectively.

Certain affiliated persons holding shares in the six portfolios purchased such shares at net asset value.  Those affiliated persons held aggregate investments in the respective funds as of June 30, 2015, as follows:

	GBF	STBF	LCSF	SCSF	INTF	ACF
Affiliates - Shares Owned
J. Andre Weisbrod & Family	2,144	1,681	11,164	15,928	11,671	18,444
Employees	-	-	-	2,733	-	-
	2,144	1,681	11,164	18,661	11,671	18,444

Affiliates - Value of Shares Owned
J. Andre Weisbrod & Family	$ 21,052	$15,045	$166,451	$228,728	$125,350	$267,809
Employees	-	-	-	$ 39,250	-	-
	$ 21,052	$15,045	$166,451	$267,978	$125,350	$267,809

Shares Outstanding	194,001	109,686	225,697	252,373	225,975	237,810

Percentage of Ownership (Weisbrod+Employee)	1.11%	1.53%	4.95%	7.39%	5.16%	7.76%

Percentage of Ownership (Weisbrod only)	1.11%	1.53%	4.95%	6.31%	5.16%	7.76%

Mr. Weisbrod is an interested director because he is an owner of the Adviser.

Aggregate annual Trustee fees for the six months ended June 30, 2015, were $4,688.

STAAR INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2015 (UNAUDITED)

Note 4. Capital Share Transactions

The Funds are authorized to issue an unlimited number of shares of a separate series.  Paid-in capital at June 30, 2015, was $2,535,940 representing 237,810 shares outstanding for the ACF, $2,054,753 representing 194,001 shares outstanding for the GBF, $1,950,135 representing 227,729 shares outstanding for the INTF, $2,223,014 representing 225,697 shares outstanding for the LCSF, $991,949 representing 109,686 shares outstanding for the STBF, and $2,469,786 representing 252,373 shares outstanding for the SCSF. Transactions in capital shares for the six months ended June 30, 2015 and year ended December 31, 2014, were as follows:

	June 30, 2015
Shares	ACF	GBF	INTF	LCSF	STBF	SCSF
Sale of Shares	6,920	31,541	3,432	12,989	13,682	3,759
Shares issued on Reinvestment of Dividends	-	657	-	-	-	-
Shares Redeemed	(5,906)	(7,045)	(5,186)	(12,824)	(49,496)	(18,708)
Net Increase (Decrease)	1,014	25,153	(1,754)	165	(35,814)	(14,949)

	June 30, 2015
Dollar Value	ACF	GBF	INTF	LCSF	STBF	SCSF
Sale of Shares	$101,688	$311,662	$ 37,886	$198,354	$ 122,450	$ 52,973
Shares issued on Reinvestment of Dividends	-	6,470	-	-	-	-
Shares Redeemed	(86,113)	(69,582)	(55,848)	(196,569)	(441,993)	(266,364)
Net Increase (Decrease)	$ 15,575	$248,550	$(17,962)	$ 1,785	$(319,543)	$(213,391)

	December 31, 2014
Shares	ACF	GBF	INTF	LCSF	STBF	SCSF
Sale of Shares	12,288	11,223	6,626	8,241	52,659	6,999
Shares issued on Reinvestment of Dividends	16,267	1,505	19,304	21,881	-	16,299
Shares Redeemed	(25,539)	(51,734)	(38,610)	(36,675)	(50,445)	(47,817)
Net Increase (Decrease)	3,016	(39,006)	(12,680)	(6,553)	2,214	(24,519)

	December 31, 2014
Dollar Value	ACF	GBF	INTF	LCSF	STBF	SCSF
Sale of Shares	$184,842	$112,046	$78,512	$130,139	$472,725	$ 100,246
Shares issued on Reinvestment of Dividends	231,810	14,990	201,534	333,251	-	228,346
Shares Redeemed	(388,419)	(515,747)	(476,160)	(588,099)	(452,578)	(708,547)
Net Increase (Decrease)	$ 28,233	$(388,711)	$(196,114)	$(124,709)	$ 20,147	$(379,955)

STAAR INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2015 (UNAUDITED)

Note 5. Investment Transactions

For the six months ended June 30, 2015, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $233,897 and $374,425 for the ACF, $193,276 and $95,000 for the GBF, $59,677 and $224,431 for the INTF, $358,111 and $590,091 for the LCSF, $0 and $314,285 for the STBF, and $529,450 and $817,340 for the SCSF, respectively.

Note 6. Tax Matters

At June 30, 2015, the tax cost basis for investments held were as follows: $2,566,932 for the ACF, $1,900,556 for the GBF, $1,928,805 for the INTF, $2,293,244 for the LCSF, $977,337 for the STBF, and $2,652,026 for the SCSF, respectively.

At June 30, 2015, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) are as follows:

ACF
Appreciation	Depreciation	Net Appreciation(Depreciation)
$953,688	$(85,059)	$868,629

GBF
Appreciation	Depreciation	Net Appreciation(Depreciation)
$26,675	$(32,304)	$(5,629)

INTF
Appreciation	Depreciation	Net Appreciation(Depreciation)
$539,087	$(59,437)	$479,650
LCSF
Appreciation	Depreciation	Net Appreciation(Depreciation)
$1,121,167	$(52,254)	$1,068,913

STBF
Appreciation	Depreciation	Net Appreciation(Depreciation)
$4,231	$(3,346)	$885

SCSF
Appreciation	Depreciation	Net Appreciation(Depreciation)
$1,012,493	$(55,050)	$957,443

STAAR INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2015 (UNAUDITED)

As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

ACF	Value
Undistributed ordinary loss	$ (177,087)
Undistributed capital gain	18,082
Unrealized appreciation on investments	836,100

GBF	Value
Undistributed ordinary loss	$ 529
Undistributed capital loss	(143,280)
Unrealized appreciation on investments	3,296
INTF	Value
Undistributed ordinary loss	$ (141,006)
Undistributed capital gain	4,310
Unrealized appreciation on investments	405,603

LCSF	Value
Undistributed ordinary loss	$ (347,372)
Undistributed capital loss	(2,247)
Unrealized appreciation on investments	1,214,966
STBF	Value
Undistributed ordinary loss	$ (55,516)
Undistributed capital loss	(10,829)
Unrealized depreciation on investments	(3,522)

SCSF	Value
Undistributed ordinary loss	$ (549,647)
Undistributed capital loss	(5,991)
Unrealized appreciation on investments	1,066,970

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

STAAR INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2015 (UNAUDITED)

The tax-basis components of distributions paid for the six months ended June 30, 2015 and year ended December 31, 2014 are as follows:

	ACF	GBF	INTF	LCSF	STBF	SCSF
June 30, 2015

Ordinary Distribution	$ -	$ 6,516	$ -	$ -	$ -	$ -
Capital Gain Distribution	$ -	$ -	$ -	$ -	$ -	$ -

December 31, 2014

Ordinary Distribution	$ -	$ 15,098	$ 12,662	$ -	$ -	$ -
Capital Gain Distribution	$232,967	$ -	$190,154	$335,108	$ -	$229,457

As of December 31, 2014, the following net capital loss carryforwards existed for federal income tax purposes:

Year Expiring	ACF	GBF	INTF	LCSF	STBF	SCSF
2015	-	-	-	-	-	-
2016	-	88,085	-	-	-	-
2017	-	55,195	-	-	10,831	-
2018	-	-	-	-	-	-
No Expiration	-	-	-	-	-	-
	$ -	$ 143,280	$ -	$ -	$ 10,831	$ -

The above capital loss carryforwards may be used to offset capital gains realized during subsequent years and thereby relieve the Trust and its shareholders of any federal income tax liability with respect to the capital gains that are so offset.  The Trust will not make distributions from capital gains while a capital loss carryforward remains.

STAAR INVESTMENT TRUST

EXPENSE ILLUSTRATION

JUNE 30, 2015 (UNAUDITED)

Expense Example

 As a shareholder of the STAAR Investment Trust Funds, you incur ongoing costs which consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 through June 30, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Alternative Categories
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2015	June 30, 2015	January 1, 2015 to June 30, 2015

Actual	$1,000.00	$1,018.95	$9.96
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,014.93	$9.94

* Expenses are equal to the Fund's annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

General Bond
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2015	June 30, 2015	January 1, 2015 to June 30, 2015

Actual	$1,000.00	$998.48	$7.58
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.21	$7.65

* Expenses are equal to the Fund's annualized expense ratio of 1.53%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STAAR INVESTMENT TRUST

EXPENSE ILLUSTRATION (CONTINUED)

JUNE 30, 2015 (UNAUDITED)

International
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2015	June 30, 2015	January 1, 2015 to June 30, 2015

Actual	$1,000.00	$1,028.74	$10.56
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,014.38	$10.49

* Expenses are equal to the Fund's annualized expense ratio of 2.10%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Larger Company
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2015	June 30, 2015	January 1, 2015 to June 30, 2015

Actual	$1,000.00	$978.99	$9.86
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,014.83	$10.04

* Expenses are equal to the Fund's annualized expense ratio of 2.01%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Short-Term
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2015	June 30, 2015	January 1, 2015 to June 30, 2015

Actual	$1,000.00	$1,004.49	$7.21
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.60	$7.25

* Expenses are equal to the Fund's annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Smaller Company
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2015	June 30, 2015	January 1, 2015 to June 30, 2015

Actual	$1,000.00	$1,024.98	$10.14
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,014.78	$10.09

* Expenses are equal to the Fund's annualized expense ratio of 2.02%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STAAR INVESTMENT TRUST

TRUSTEES & OFFICERS

JUNE 30, 2015 (UNAUDITED)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Year and Current Directorships
Richard Levkoy * 103 Skrabut Lane Sewickley, PA 15143, 63	Trustee	Continuous, 14 yrs.	1 Series Trust (6 Funds)	Accountant, None
Thomas J. Smith * 736 Beaver Street Sewickley, PA 15143, 77	Trustee	Continuous, 15 yrs.	1 Series Trust (6 Funds)	Advertising/Marketing Consulting, None
Jeffrey A. Dewhirst 453 Washington Street Leetsdale, PA 15056, 66	Secretary/Trustee	Continuous, 19 yrs.	1 Series Trust (6 Funds)	Investment Banker, None

* Audit Committee members

STAAR INVESTMENT TRUST

BOARD MEMBERS, OFFICERS & COMMITTEE MEMBERS

JUNE 30, 2015 (UNAUDITED)

Board of Trustees

The Fund’s Board of Trustees oversees the Fund’s business and affairs, while day-to-day operations such as management of investments, recordkeeping, administration and other compliance responsibilities are the responsibility of Fund management which reports and is accountable to the Board.  The Board is responsible for overseeing the operations and risk management of the Fund in accordance with the provisions of the Investment Company Act, other applicable laws and the Fund's charter. The Board does not have a role in oversight of Fund investments or investment risk, except to the extent that they adopt and review and ultimately enforce compliance with Fund policies and procedures intended to reduce risks such as compliance risk and valuation risk.

The Board is composed of four members, three of whom are Independent Trustees who are not "interested persons" of the Fund, as that term is defined in the Act.  The Chairman of the Board, J. Andre Weisbrod, is an interested person of the Fund.  The Fund does not have a lead independent director.  Any Board member may propose items to be included on the Board’s agenda. The Board meets four times per year in regularly scheduled quarterly meetings.  In addition, the Independent Trustees generally meet without the presence of any interested person 2-3 times a year and the audit committee meets with the public accountants at least twice per year and separately as needed. They also meet several times per year to address particular responsibilities, such as approval of the advisory agreement, and they meet separately with auditors and the Chief Compliance Officer as often as necessary but at least once a year. Board members receive regular reports at least quarterly from the Adviser and the Chief Compliance Officer. The Board has directed the preparation of quantitative and qualitative information and reports to facilitate their risk management function.  The Independent Trustees have access to the Chief Compliance Officer and key advisory personnel and Fund counsel to obtain information and assistance as needed and have access to independent legal counsel.

The Board conducts an annual self-assessment and believes that the Board's leadership structure is appropriate given the Fund’s characteristics and circumstances including the Fund’s net assets, distribution arrangements, and the services provided by the Fund’s service providers.  The Independent Trustees have determined that the communications between them and among them and Fund management are excellent and see no need to appoint a lead Independent Trustee.

The members of the Board have been selected because of their individual experiences and education and for their ability to engage actively in serving as fiduciaries of the Fund.  We believe we have met our objective of having a Board composed of small business entrepreneurs with the background, experience and independence to raise issues and opinions and who understand the accountability, service and quality to which the Fund’s shareholders are entitled.

STAAR INVESTMENT TRUST

BOARD MEMBERS, OFFICERS & COMMITTEE MEMBERS (CONTINUED)

JUNE 30, 2015 (UNAUDITED)

Board Members

Name & Address	Term of Office and Length of Time Served	Position Held With Registrant	Principal Occupation(s) during Past 5 Years

J. Andre Weisbrod, 117 Long Valley Drive Ext., Coraopolis, PA 15108, Age 65	Indeterminate / 19 Years	Trustee , Chairman, Interested Director	President, STAAR Financial Advisors, inc., (Investment Adviser to the Trust)

Jeffrey A. Dewhirst, 453 Washington Street. Leetsdale, PA 15056, Age 66	Indeterminate / 19 Years	Trustee, Secretary, Independent Director	Investment Banker, Principal, Dewhirst Capital Corporation

Thomas J. Smith, 736 Beaver Street, Sewickley, PA 15141, Age 77	Indeterminate / 15 Years	Trustee, Independent Director	Advertising/marketing Consultant

Richard Levkoy, 103 Skrabut Lane, Sewickley PA 15143 Age 63	Indeterminate / 14 Years	Trustee, Independent Director, Chairman of Audit Committee	Accountant

Additional Biographical Information

J. Andre Weisbrod:

Education: BFA, Ohio University, 1970.  Young Life Institute/Fuller Seminary 1971-75.  Chartered Financial Consultant, The American College, 1986.
Employment History: Founder, President & CEO, STAAR Financial Advisors, Inc., 1993 – present; Founder, Chairman of the Board of Trustees, The STAAR Investment Trust, 1996- present; Registered Representative, Olde Economie, 1998-2007; Registered Representative, Janney Montgomery Scott, 1983-1998; Insurance Agent, Penn Mutual, 1981-1993; Free lance writer/designer, 1980-81; Product Manager, Sea Breeze Laboratories and Clairol/Bristol Myers, 1976-1979; Staff and Area Director, Young Life Cincinnati, 1971-76;

Other: Board Member, Entrepreneurial Thursdays, 2005–present; Triumph Church Worship Team, 2011-present; St. Stephen’s Church Vestry 1991-99, Board Member, Young Life 1985-1994

Thomas Smith, Independent Trustee

Education:  Denison University. Bachelor of Arts

Employment History:  2004-Present – Part-time Consultant to Smith Brothers Agency; 1993-2003 -- Small Business owner/operator; 1989-92 -- President/CEO (Pittsburgh Office) of Della Femina McNamee U.S.; 1985-1989 -- President/CEO Ketchum International; 1978-84 -- Chairman/CEO Ketchum Advertising Pittsburgh and Washington, D.C. ;  1964-78 --Account

STAAR INVESTMENT TRUST

BOARD MEMBERS, OFFICERS & COMMITTEE MEMBERS (CONTINUED)

JUNE 30, 2015 (UNAUDITED)

Management Executive, Tatham-Laird & Kudner;  1960-1964 -- Officer, U.S. Navy;  1958-1960 -- Account Executive, Radio Station WCGO

Other: Board Positions -- Present: Staar Investment Trust; Past: Imani Christian Academy, D.T. Watson Rehabilitation Hospital; Gibson Greeting Cards; Ketchum Communications; Red Cross of Allegheny County; Salvation Army of Allegheny County; Pittsburgh Symphony; Saltworks Theatre Company; Sewickley Academy; Sewickley YMCA; St. Stephen’s Church (Sewickley) Vestry; Verland Foundation; World Vision, U.S

Richard Levkoy

Education:   1987 - 1993 La Roche College Pittsburgh, PA , Bachelor of Science In Accounting, summa cum laude

Employment History:  2012 – Present, Moon Twp., PA, CJL Engineering, Chief Financial Officer; 2006 – 2012, Moon Twp., PA, CJL Engineering, Accounting Consultant; 2001 – 2012, Sewickley, PA, St. Stephen’s Episcopal Church, Director of Finance;  2000 - 2006 Children’s Growth Fund Investment Partnership, Managing Partner;  1996 - 1999 Sewickley, PA, Chief Financial Officer - Sewickley Valley Healthcare Services, Senior Staff Accountant – Heritage Valley Health System; 1989 - 1995 Internal Medicine Associates Ambridge, PA,  Business Manager / Accountant; 1983 - 2001 Levkoy Real Estate Partnership Sewickley, PA, Managing Partner

Other: 2002 - Present STAAR Investment Trust Pittsburgh, PA, Board Member & Chair of Audit Committee; Volunteer Experience -- Two short term mission trips to Juarez, Mexico, 2000 and 2001, Short term mission trip to New Orleans in 2007, Fund raising for student ministries

Jeffrey Dewhirst

Education: B.A. Economics, Rutgers University, 1971, Phi Beta Kappa; MBA, University of Michigan, 1973.

Employment History:  2007 – Present President, Dewhirst Capital Corporation.  Owner and founder of Firm that provides merger, acquisition, divestiture, corporate finance and financial advisory services to middle market companies and private equity groups, as well as selected engagements for publicly traded companies; 2002 – 2007 Managing Director, Dewhirst Warrick LLC.  Co-founder of Firm that provided merger, acquisition, divestiture, corporate finance and financial advisory services to middle market companies and private equity groups, as well as selected engagements for publicly traded companies.; 1997 – 2002 President, Dewhirst Capital Corporation.  Owner and founder of Firm that provided merger, acquisition, divestiture, corporate finance and financial advisory services to middle market companies.   Co-ventured with Warrick Financial Group, Inc. on certain engagements and transactions; 1993 – 1997 President, J. T. R. Capital Corporation. One of two founders/partners of Firm that provided merger, acquisition, divestiture, corporate finance and financial advisory services to middle market companies; 1988 – 1993 Director, Corporate Finance/Investment Banking, Price Waterhouse.  Founded and managed the Pittsburgh-based Group that provided merger, acquisition,

STAAR INVESTMENT TRUST

BOARD MEMBERS, OFFICERS & COMMITTEE MEMBERS (CONTINUED)

JUNE 30, 2015 (UNAUDITED)

divestiture, corporate finance and financial advisory services to middle market companies.  Became part of the firm’s national Corporate Finance practice that eventually grew to include offices in 10 major cities; 1973 – 1988 Mellon Bank, N.A.  Held various progressive positions in middle market corporate lending and credit approval, including Vice President & Manager of the Pittsburgh Office and Senior Credit Officer of the Middle Market Lending Department.

Compensation

Each Trustee was compensated as follows in 2014.

$ 500 Quarterly for Board Meetings and other service connected with the Board.

$ 100 Quarterly for serving as Chairman, Officer or on a committee.

Reimbursement for reasonable expenses incurred in fulfilling Trustee duties.

Indemnification

The Declaration of Trust and the By-Laws of the Trust provide for indemnification by the Trust of its Trustees and Officers against liabilities and expenses incurred in connection with litigation in which they may be involved as a result of their positions with the Trust, unless it is finally adjudicated that they engaged in willful misconduct, gross negligence or reckless disregard of the duties involved in their offices, or did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust and the Funds.

Committees

Due to the small size of the board, there is only one committee, the Audit Committee.  Functions that might be fulfilled on larger boards by additional committees have been adequately fulfilled by the entire board.

The audit committee is comprised of only non-interested directors who hold separate meetings periodically to discuss the accounting of the Funds.  The committe also meets periodically with the outside public accounting firm to discuss and monitor the accounting practices and auditing activities applied to the Funds.

STAAR INVESTMENT TRUST

ADDITIONAL INFORMATION

JUNE 30, 2015 (UNAUDITED)

 Statement of Additional Information

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 332-7738 PIN 3370 to request a copy of the SAI or to make shareholder inquiries.

Portfolio Holdings

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on March 31 and September 30. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at (800) 332-7738 PIN 3370.

Proxy Voting Guidelines

The Fund’s Advisor is responsible for exercising the voting rights associated with the securities held by the Fund.  A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge by calling (800) 332-7738 PIN 3370.  It is also included in the Fund’s State of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30, will be available without charge, upon request, by calling our toll free number (800) 332-7738 PIN 3370.

Board of Trustees

Jeffrey A. Dewhirst

Richard Levkoy

Thomas Smith

J. Andre Weisbrod

Investment Adviser

STAAR Financial Advisors, Inc.

604 McKnight Park Dr.

Pittsburgh, PA 15237

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Custodian

The Huntington National Bank

7 Easton Oval

Columbus, Ohio 43219

Independent Registered Public Accounting Firm

Goff, Backa, Alfera & Co., LLC

3325 Saw Mill Run Blvd.

Pittsburgh, PA 15227

This report is provided for the general information of the shareholders of the STAAR Investment Trust. This report is not intended for distribution to prospective investors in the fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics

There were no waivers to the Code of Ethics granted during the period.

The Code of Ethics is designed to protect shareholder interests and includes sections addressing general ethics as well as specific concentration on areas such as prohibited transactions, pre-clearance procedures, certifications and reports by access persons, confidentiality and conflicts of interest.

The Code of Ethics may be found at www.staarfunds.com

Item 3. Audit Committee Financial Expert  Not applicable.

Item 4. Principal Accountant Fees and Services  Not applicable.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

The Code of Ethics may be found at www.staarfunds.com

(a)(2)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(a)(3)

EX-99.CERT.  Filed herewith.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The STAAR Investment Trust

By (Signature and Title)

/s/ J. Andre Weisbrod

----------------------------------------

J. Andre Weisbrod,

Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ J. Andre Weisbrod

----------------------------------------

J. Andre Weisbrod,

Chief Financial Officer

SIGNATURES

The STAAR Investment Trust

(Registrant)

Date: August 27, 2015

The STAAR Investment Trust

(Registrant)

Date: August 27, 2015